                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 15, 1999

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I"
           Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3,
           Series 1997-4, Series 1997-5, Series 1998-2, Series 1998-3,
                 Series 1998-5, Series 1998-6 and Series 1999-1)
           -----------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                   33-40006                 22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

           802 Delaware Avenue, Wilmington, Delaware          19801
           -----------------------------------------        ----------
            (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:

         On or about July 15, 1999 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3, Series 1997-4, Series 1997-5,
Series 1998-2, Series 1998-3, Series 1998-5, Series 1998-6 and Series 1999-1 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to the Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).   Exhibits

             Exhibits       Description
             --------       -----------
               20.1         Monthly Reports with respect to the July 15, 1999
                            distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 30, 1999

                            The Chase Manhattan Bank,
                            as Servicer

                             By: /s/ Patrick Margey
                                -----------------------
                                Name:    Patrick Margey
                                Title:   Vice President

                                INDEX TO EXHIBITS


Exhibit No.            Description
-----------            -----------
20.1                   Monthly Reports with respect to the July 15, 1999
                       distribution